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Exhibit 99.3

$150,000,000

McDATA CORPORATION

2 1/4% Convertible Subordinated Notes due 2010

REGISTRATION RIGHTS AGREEMENT

February 7, 2003

BANC OF AMERICA SECURITIES LLC
CREDIT SUISSE FIRST BOSTON LLC
SALOMON SMITH BARNEY INC.

c/o
Banc of America Securities LLC
9 West 57th Street
New York, NY 10019

Dear Sirs:

        McDATA Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to Banc of America Securities LLC, Credit Suisse Boston LLC and Salomon Smith Barney Inc. (collectively, the "Initial Purchasers"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $150,000,000 aggregate principal amount (plus up to an additional $22,500,000 principal amount) of its 2 1/4% Convertible Subordinated Notes due 2010 (the "Initial Securities"). The Initial Securities will be convertible into shares of Class A Common Stock, par value $.01 per share, of the Company (the "Common Stock") at the conversion price set forth in the Offering Memorandum dated February 3, 2002 (the "Offering Memorandum"). The Initial Securities will be issued pursuant to an Indenture, dated as of February 7, 2003 (the "Indenture"), among the Company and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company agrees with the Initial Purchasers, for the benefit of (i) the Initial Purchasers and (ii) the holders of the Initial Securities and the Common Stock issuable upon conversion of the Initial Securities (collectively, the "Securities") (each of the forgoing, including each Initial Purchaser, a "Holder" and collectively the "Holders"), as follows:

        1.    Shelf Registration. (a) The Company shall, at its cost, prepare and, as promptly as practicable (but in no event more than 120 days after the latest date of the original issuance of the Initial Securities) file with the U.S. Securities and Exchange Commission (the "Commission") and thereafter use its commercially reasonable efforts to cause to be declared effective as soon as practicable (but in no event more than 210 days after the latest date of the original issuance of the Initial Securities) a registration statement on Form S-3 or another appropriate form (which may include any previously filed registration statement meeting the requirements set forth herein, the "Shelf Registration Statement") relating to the offer and sale of the Registrable Securities (as defined in Section 5 hereof) by the Holders thereof on a continuous basis from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") (hereinafter, the "Shelf Registration"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder. The Company shall not permit any securities other than the Registrable Securities to be included in the Shelf Registration or any Subsequent Shelf Registration (as defined below).

        (b)  The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein (the "Prospectus") to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 2(h) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement cease to be Registrable Securities (defined below), assuming for this purpose that the Holders thereof are not affiliates of the Company (in any such case, such period being called the "Shelf Registration Period").

        (c)  Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this Section 1 shall not apply to written information (including electronic mail) relating to any Holder contained in the Shelf Registration Statement and Prospectus and any amendment or supplement, furnished to the Company by or on behalf of such Holder for use therein.

        2.    Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

        (a)  The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Shelf Registration Statement, shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; and (ii) include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

        (b)  The Company shall give prompt written notice (but in any event within five business days) to the Initial Purchasers and the Holders who propose to sell Securities pursuant to the Shelf Registration Statement and who have submitted the Questionnaire referred to in Section 2(l) to the Company (if pursuant to clauses (ii)-(v) hereof, such notice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made and, if pursuant to clause (vi) hereof, such notice shall be accompanied by an instruction to suspend the use of the Prospectus until further notice):

          (i)    when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

          (ii)  of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

          (iii)  of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

          (iv)  of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (v)  of the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the Prospectus in order that the Shelf Registration Statement or the Prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and

          (vi)  of the occurrence or existence of any pending corporate development with respect to the Company that, in the discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus.

        (c)  The Company shall use commercially reasonable efforts to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

        (d)  The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

        (e)  The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the Prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement during the Shelf Registration Period in the manner set forth therein.

        (f)    Prior to any public offering of the Securities pursuant to the Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject or (iii) register or qualify securities in any jurisdiction prior to the effective date of the Shelf Registration Statement.

        (g)  Unless any Securities shall be in book-entry only form, the Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to the Shelf Registration Statement.

        (h)  Upon the occurrence of any event contemplated by paragraphs (ii) through (vi) of Section 2(b) above during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus and any other required document so that, as thereafter delivered to Holders or purchasers of the Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with paragraphs (ii) through (vi) of Section 2(b) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made or until further notice, as appropriate, then each of the Holders shall suspend use of such Prospectus and keep the notification provided pursuant to Section 2(b) above confidential, and the period of effectiveness of the Shelf Registration Statement provided for in Section 1(b) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the the Holders shall have received such amended or supplemented Prospectus pursuant to this Section 2(h). If the Company has suspended the use of the Prospectus pursuant to paragraph (vi) of Section 2(b) above, the period during which the availability of the Shelf Registration Statement and any Prospectus is suspended shall not exceed an aggregate of 90 days in any 12-month period.

        (i)    Not later than the effective date of the Shelf Registration Statement, the Company will provide CUSIP numbers for the Initial Securities and the Common Stock registered under the Shelf Registration Statement, and provide the Trustee with printed certificates for the Initial Securities, in a form eligible for deposit with The Depository Trust Company.

        (j)    The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

        (k)  The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

        (l)    The Company will require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company a written notice containing substantially all the information called for by the Form of Selling Securityholder Notice and Questionnaire attached as Annex A to the Offering Memorandum (the "Questionnaire") at least 10 business days prior to effectiveness of the Shelf Registration Statement. The Company shall not be required to take any action to name such Holder as a selling security holder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder has returned a completed and signed Questionnaire to the Company within the required time. The Company may further require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and each Holder of Securities agrees to supply such information promptly upon such request. The Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request. Each Holder of Securities agrees that such Holder shall immediately notify the Company if any information previously furnished by such Holder to the Company in connection with the Shelf Registration Statement contains any untrue statement of a material fact or omits to state therein a material fact necessary to make the statements therein not misleading, and immediately furnish to the Company such additional information or changes as are necessary so that any information regarding such Holder contained in the Shelf Registration Statement or Prospectus does not contain an untrue statement of a material fact or omits to state therein a material fact necessary to make the statements therein not misleading.

        (m)  The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other commercially reasonable actions, if any, as Holders of a majority in principal amount of the Securities covered by the Shelf Registration Statement (provided that Holders of Common Stock issued upon the conversion of the Initial Securities shall be deemed to be Holders of the aggregate principal amount of Initial Securities from which such Common Stock was converted) ("Majority Holders") shall reasonably request in order to facilitate the disposition of the Securities pursuant to the Shelf Registration.

        (n)  The Company shall (i) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 3 hereof; provided further, however, that all records, information and documents provided by the Company shall be kept confidential by such Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents are or become available to the public generally or through a third party without an accompanying obligation of confidentiality.

        (o)  The Company, if requested by Majority Holders in connection with an underwritten public offering of the Securities, shall cause (i) its counsel to deliver an opinion relating to the Securities in customary form for a primary underwritten public offering addressed to the managing underwriters, if any, thereof, and dated the effective date of such Shelf Registration Statement; (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the Securities, and (iii) its independent public accountants to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

        (p)  The Company shall use commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Shelf Registration contemplated hereby.

        (q)  The Company shall comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of a Shelf Registration, which statements shall cover said 12-month periods.

        (r)  The Company shall use commercially reasonable efforts to cooperate with each seller of Registrable Securities covered by any Shelf Registration, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

        (s)  The Company shall use its commercially reasonable efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities covered by a Shelf Registration contemplated hereby.

        3.    Registration Expenses. (a) All expenses incident to the Company's performance of and compliance with this Agreement, other than commissions and discounts, will be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation all:

          (i)    registration and filing fees and expenses;

          (ii)  fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

          (iii)  expenses of printing (including printing certificates for the Securities to be issued and printing of Prospectuses), messenger and delivery services and telephone;

          (iv)  fees and disbursements of counsel for the Company;

          (v)  application and filing fees in connection with listing the Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof;

          (vi)  fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance);

          (vii) Securities Act liability insurance, if the Company desires such insurance;

          (viii)fees and expenses of all other persons retained by the Company;

          (ix)  internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties);

          (x)  the expense of any annual audit of the Company's financial statements;

          (xi)  the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable; and

          (xii) the expenses relating to printing, word processing and distributing all Registration Statements and any other documents necessary in order to comply with this Agreement

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

        (b)  In connection with the Shelf Registration required by this Agreement, the Company will reimburse the Holders of Securities covered by the Shelf Registration, for the reasonable fees and disbursements of not more than one counsel, designated by Majority Holders to act as counsel for the Holders in connection therewith.

        4.    Indemnification. (a) The Company agrees to indemnify and hold harmless (i) each Initial Purchaser, (ii) each Holder, (iii) each person, if any, who controls (each, a "controlling person") such Holder within the meaning of the Securities Act or the Exchange Act, (iv) the respective officers, directors, partners, employees, representatives and agents of each Initial Purchaser, the Holders (including predecessor Holders) or any controlling person (any person referred to in clauses (i), (ii), (iii) or (iv) are referred to collectively as the "Indemnified Parties") from and against any and all losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or state blue sky law or regulations, common law fraud or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration in reliance upon and in conformity with written information (including electronic mail) pertaining to such Holder and furnished to the Company by or on behalf of such Holder for use therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder; provided further, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense arising from an offer or sale of Securities occurring during any period as to which the holder has received notice pursuant to Section 2(b) that the use of the Prospectus is to be suspended; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders. The Company shall notify each Indemnified Party promptly of any claim filed against the company or any proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or such Indemnified Party.

        (b)  Each Holder agrees, as a consequence of the inclusion of any such Holder's Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of such Securities shall agree, as a consequence of facilitating such disposition of Securities, severally and not jointly, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and the Company's and each controlling person's officers, directors, partners, employees, representatives and agents, from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information (including electronic mail) pertaining to such Holder and furnished to the Company by or on behalf of such Holder for use therein, underwriter, selling agent or other securities professional; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder, underwriter, selling agent or other securities professional may otherwise have to the Company or any of its controlling persons.

        (c)  Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, (i) relieve the indemnifying party from liability under the two immediately preceding paragraphs unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, which consent will not be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

        (d)  If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand, and the indemnified party on the other hand, pursuant to the Purchase Agreement or from the offering of the Registrable Securities pursuant to any Shelf Registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits described in (i) above, but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 4(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to the Shelf Registration exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

        (e)  The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party. The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

        5.    Additional Interest Under Certain Circumstances. (a) Additional interest (the "Additional Interest") with respect to the Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below being herein called a "Registration Default"):

          (i)    the Shelf Registration Statement has not been filed with the Commission by the 120th day after the latest date of the original issuance of the Initial Securities;

          (ii)  the Shelf Registration Statement has not been declared effective by the Commission by the 210th day after the latest date of the original issue of the Initial Securities; or

          (iii)  the Shelf Registration Statement is declared effective by the Commission but (A) the Shelf Registration Statement thereafter ceases to be effective or (B) the Shelf Registration Statement or the Prospectus ceases to be usable in connection with resales of Registrable Securities during the periods specified herein (other than as permitted under Section 5(b)), unless the Shelf Registration Statement shall again become effective or usable in connection with resales of Registrable Securities within five business days by a post-effective amendment or a report filed pursuant to the Exchange Act.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

        Additional Interest shall accrue on the Securities over and above the interest set forth in the title of the Initial Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured or, if earlier, the last day upon which the Shelf Registration Statement is required to be kept effective, (x) with respect to the first 90-day period during which a Registration Default shall have occurred and be continuing, at a rate of 0.25% per annum and (y) with respect to the period commencing on the 91stday following the day the Registration Default shall have occurred and be continuing, at a rate of 0.50% per annum (in each case, the "Additional Interest Rate"); provided, however, the Additional Interest Rate shall in no event exceed 0.50% per annum. For purposes of the payment of Additional Interest, Holders of Common Stock issued upon conversion of Initial Securities shall not be deemed Holders of Common Stock, but shall be deemed to be Holders of the aggregate principal amount of Initial Securities from which such Common Stock was converted. The Company's obligation to pay Additional Interest remains in effect only so long as the Securities held by a Holder are Registrable Securities.

        (b)  Notwithstanding paragraph (a) of this Section 5, the Company shall be permitted to suspend the effectiveness of a Shelf Registration for up to an aggregate of 90 days in any 12-month period without being required to pay Additional Interest during such period and during any such suspension or suspensions the Company shall not be deemed to be in Registration Default.

        (c)  Any amounts of Additional Interest due pursuant to Section 5(a) will be payable in cash on the regular interest payment dates with respect to the Initial Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Initial Securities, further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

        (d)  "Registrable Securities" means each Security until (i) such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

        6.    Rules 144 and 144A. The Company shall use its commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

        7.    Underwritten Registrations. If any of the Registrable Securities covered by the Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by Majority Holders whose Securities will be included in such offering.

        No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

        8.    Miscellaneous.

        (a)  Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 1 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        (b)  No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

        (c)  Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents (provided that holders of Common Stock issued upon conversion of Initial Securities shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Initial Securities from which such Common Stock was converted). Without the consent of the Holder of each Initial Security, however, no modification may change the provisions relating to the payment of Additional Interest.

        (d)  Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

          (1)  if to a Holder of the Securities, at the most current address given by such Holder to the Company.

          (2)  if to the Initial Purchasers;

        Banc of America Securities LLC
        9 West 57th Street
        New York, NY 10019
        Fax No.: 212-847-5124
        Attention: Eric Hambleton

  with a copy to:

        Brobeck, Phleger & Harrison LLP
        370 Interlocken Blvd, Suite 500
         Broomfield, CO 80021
        Fax No.: 303-410-2199
        Attention: John E. Hayes III, Esq.

          (3)  if to the Company, at its address as follows:

        McDATA Corporation
        380 Interlocken Crescent
        Broomfield, CO 80021
        Fax No.: (303) 460-3235
        Attention: General Counsel

  with a copy to:

        Hensley & Kim, LLC
        600 17th Street, Suite 2800 South
        Denver, Colorado 80202
        Fax No.: (303) 634-2284
        Attention: Darren R. Hensley, Esq.

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

        (e)  Third Party Beneficiaries. The Holders, other than the Initial Purchasers, upon agreeing to and assuming the obligations of a Holder hereunder, shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

        (f)    Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

        (g)  Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (h)  Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (i)    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

        By the execution and delivery of this Agreement, the Company submits to the nonexclusive jurisdiction of any federal or state court in the State of New York.

        (j)    Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        (k)  Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

* * * * *

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers and the Company in accordance with its terms.

Very truly yours,
McDATA Corporation

Name:
Title:
The foregoing Registration
Rights Agreement is hereby confirmed and accepted as of the date first above written.
BANC OF AMERICA SECURITIES LLC CREDIT SUISSE FIRST BOSTON LLC SALOMON SMITH BARNEY INC.
By: Banc of American Securities LLC

Name:
Title:

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  Exhibit 99.3